Exhibit 10.11

                                              STOCK OPTION AGREEMENT
                                                    (Employee)


                  This Agreement made as of the 7th day of April, 1999.

BETWEEN:

                 WILFRIED STRUCK, of 2303 7th Avenue, Lewiston, Idaho, USA 83501

                 (the "Optionee")

AND:

                  IDAHO CONSOLIDATED METALS CORPORATION, a body corporate having its registered office at Suite 1040 - Guinness Tower, 1055 West Hastings
                  Street, Vancouver, British Columbia, V6E 2E9

                  (the "Company")


                  WHEREAS   the   Optionee   is   employed  by  the  Company  as
Vice-President, Chief Operating Officer, Mining and Exploration for the Company.

                  AND WHEREAS the Company wishes to maintain the continued services of and to provide incentive to the Optionee and to this end is desirous of granting to the Optionee an option to purchase shares in the capital stock of the Company subject to the terms and conditions hereinafter contained.

                  NOW THEREFORE THIS AGREEMENT WITNESSES:


DEFINITION
----------

1. In this Agreement the term "share" or "shares" means, as the case may be, one or more Common shares without par value in the capital stock of the Company as constituted at the date of this Agreement.

REPRESENTATIONS AND WARRANTIES
------------------------------

2. The Company and the Optionee each represent and warrant to the other that the Optionee is a bona fide employee of the Company and the Optionee has been employed by the Company as Vice-President, Chief Operating Officer, Mining and Exploration of the Company.

GRANTING OF OPTION
------------------

3. The Company hereby irrevocably grants to the Optionee a non-assignable, non-transferable option to purchase 50,000 shares in the capital stock of the Company (hereinafter called the "Option") at a price of Cdn.$0.49 (U.S.$0.34) per share (the "Option Price") on the terms and conditions hereinafter set forth.

EXERCISE OF OPTION
------------------

4. The Option, or any part thereof, may be exercised by the Optionee at any time, and from time to time during the period April 7, 1999 until and including April 7, 2004 (the "Expiry Date") by notice in writing to the Company to that effect. Any such notice given to the Company (an "Exercise Notice") shall specify the number of shares with respect to which the Option is being exercised and shall be accompanied by a cheque drawn on a Canadian chartered bank in favour of the Company in full payment of the Option Price for the number of shares then being purchased.

DELIVERY OF SHARE CERTIFICATE
-----------------------------

5. The Company shall, within three business days after receipt of the Exercise Notice deliver to the Optionee a share certificate representing the number of shares with respect to which the Option was exercised and issued as of the date of the Exercise Notice.

6. An Exercise Notice shall be deemed to have been given, if delivered, on the date of delivery, or if mailed, on the date of mailing. A mailed Exercise Notice shall be sent by prepaid registered mail addressed to the Company at its head office address.

FILING WITH VANCOUVER STOCK EXCHANGE/SHAREHOLDER APPROVAL
---------------------------------------------------------

7. This Agreement is required to be filed with the Vancouver Stock Exchange (the "Exchange") and the Optionee hereby agrees to be bound by any modification of the terms and conditions of the Option as may be required by the Exchange. The Optionee acknowledges that it is a condition of the Exchange that shareholder approval to the grant of options is obtained prior to the exercise of options granted to insiders of the Company as defined in the British Columbia Securities Act and the Rules thereto (the "Act"). In this connection, the granting of the Option was approved at the annual general meeting of the Company held on June 17, 1998, by the members of the Company as part of the general approval for the granting of new stock options to insiders of the Company passed by ordinary resolution of the members of the Company.

FIRST TRADE:  EXCHANGE ISSUER
-----------------------------

8. The Optionee acknowledges that any shares issued to the Optionee as a result of the exercise of the Option will be issued under an exemption from the registration and prospectus requirements of the Act and that the sale by the Optionee of shares acquired pursuant to the exercise of this Option is, except as otherwise provided in the Act, a distribution to the public unless:

         (a) the Optionee has filed all records required to be filed under sections 87 (Insider Reports) and 90 (Personal Information
                  Form) of the Act;

         (b) the Company has filed all records to be filed under part 12 of the Act (Continuous Disclosure);

         (c) the trade is not a distribution from the holdings of the control person;

         (d) no unusual effort is made to prepare the market and create a demand for the shares; and

         (e) no extraordinary commission or other consideration is paid in respect of the trade.

                  The Optionee also acknowledges that the Optionee has been independently advised as to restrictions with respect to trading in the shares acquired pursuant to the exercise of the Option imposed by the applicable securities legislation in the jurisdiction where the Optionee resides, confirms that no representation has been made respecting the applicable hold period for the shares in such jurisdiction, that the Optionee is aware of the characteristics of the shares, the risks relating to and investment therein, and of the fact that the Optionee may not be able to resell the shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy.

ACKNOWLEDGEMENTS OF THE OPTIONEE
--------------------------------

9. The Optionee hereby acknowledges that:

         (a) the Option and any shares issued on exercise of the Option (the "Option Shares") (together the "Securities") have not been and will not be, registered under United States Securities Act of 1933 (the "1933 Act") but are to be issued to the Optionee under an available exemption under the 1933 Act;

         (b) the certificates representing the Option Shares will bear an appropriate restrictive legend as follows:

                  "The securities represented hereby have not been and will not be registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state of the United States and may not be offered, sold, or otherwise transferred or assigned except (a) to the Company, (b) outside the United States in accordance with Regulation S under the Securities Act, or (c) inside the United States (1) pursuant to the exemption from registration under the Securities Act provided by Rule 144 thereunder, if available, and in compliance with applicable state securities laws or (2) in a transaction that does not require registration under the Securities Act or any applicable state securities laws, and, in connection with any transfers pursuant to (c)(1) or (c)(2) above, the Seller has furnished to the Company an opinion of counsel of recognized standing, reasonably satisfactory to the Company, to that effect; and

         (c) the Optionee will execute and deliver to the Company such investment representations, documentation and financial and other information deemed necessary by the Company upon which the Company may rely to support the exemptions claimed.

CAPITAL REORGANIZATION
----------------------

10. In the event the authorized capital of the Company as presently constituted is consolidated into a lesser number of shares or subdivided into a greater number of shares, the number of shares in respect of which the Option remains unexercised shall be decreased or increased proportionately as the case may be, and the then prevailing purchase price to be paid by the Optionee for each such share shall be correspondingly decreased or increased as applicable. In the event the Company shall determine to amalgamate or merge with any other company or companies (and the right to do so is hereby expressly reserved) whether by way of statutory amalgamation, sale of its assets and undertaking, or otherwise howsoever, then and in each such event the number of shares in the corporation resulting from such amalgamation or merger in respect of which the Option remains unexercised shall be such number of shares in that corporation as would have been acquired by the Optionee pursuant to the amalgamation or merger had the Option been fully exercised immediately prior to the date of such amalgamation or merger and the then prevailing purchase price of the shares to be paid by the Optionee shall be correspondingly decreased or increased as applicable.

EFFECT OF A TAKE-OVER
---------------------

11. If a bona fide offer (the "Offer") for shares is made to the Optionee or to members generally or to a class of members which includes the Optionee, which Offer constitutes a take over bid within the meaning of section 92(1) of the Act, the Company shall, immediately upon receipt of notice by the offer, notify the Optionee of full particulars of the Offer, whereupon the Option held by the Optionee may be exercised in whole or in part by the Optionee so as to permit the Optionee to tender the shares received upon such exercise (the "Optioned Shares") to the Offer. If:

         (a)      the Offer is not completed within the time specified therein;
                  or

         (b) all of the Optioned Shares tendered by the Optionee pursuant to the offer are not taken up and paid for by the offeror pursuant thereto;

the Optioned Shares, in the case of clause (b) above, the Optioned Shares that are not taken up and paid for, may be returned by the Optionee to the Company and reinstated as authorized but unissued shares and with respect to such returned Optioned Shares, the Option shall be reinstated as if it has not been exercised. If any Optioned Shares are returned to the Company under this section, the Company shall refund the exercise price to the Optionee for such Optioned Shares.

ASSIGNMENT OF OPTION
--------------------

12. The Option is not assignable or transferable to any person except that the Option may be assigned to a personal corporation beneficially wholly owned by the Optionee with the prior written consent of the Company and the Exchange.

TERMINATION OF OPTION
---------------------

13. The Option shall terminate 30 days following the date upon which the Optionee fails to take or ceases, for any reason or cause whatsoever, employment with the Company during the term of this Agreement. Notwithstanding the foregoing, if the Optionee should cease to be an employee of the Company but become:

         (a)      an employee of a subsidiary of the Company, or

         (b) an employee of a person or company providing management services to the Company, the Option will not terminate, but will continue in full force and effect and the Optionee may exercise the Option as if the Optionee had been continuously employed since the date of this Agreement. If such cessation of employment is due to the death of the Optionee, then the Option will not terminate until the earlier of the Expiry Date and that date which is 12 months after the date of death of the Optionee during which period the personal representative of the Optionee shall have the right to exercise any unexercised part of the Option.

AMENDMENT OF MATERIAL TERMS
---------------------------

14. Any amendment to the Option is subject to approval by ordinary resolution of the members of the Company entitled to vote at a general meeting of the Company.

TIME OF THE ESSENCE
-------------------

15. Time shall be of the essence of this Agreement.

SUCCESSORS
----------

16. This Agreement shall enure to the benefit of and be binding upon the heirs, executors, administrators and permitted assigns of the Optionee and the successors of the Company.


                  IN WITNESS WHEREOF the parties hereto have caused these presents to be executed as of the day and year first above written.

SIGNED, SEALED AND DELIVERED BY WILFRIED STRUCK in the          )
presence of                                                     )
                                                                )
                                                                )
Name                                                            )
                                                                )
Address                                                         )WILFRIED STRUCK
                                                                )
-----------------------------------------------------           )
                                                                )
                                                                )
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Occupation                                                      )



THE CORPORATE SEAL of IDAHO CONSOLIDATED METALS CORPORATION     )
was hereunto affixed in the presence of                         )
                                                                )
Per:                                                            )
         Authorized Signatory                                   )            C/S
                                                                )